Financial Statements
Unaudited

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)
September 30, 2006

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements
(unaudited)

September 30, 2006

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$685,130,353	$709,280,129
Equity securities	50,063,599	61,247,929
Total investments in securities of unaffiliated issuers	735,193,952	770,528,058

Investments in securities of affiliates
Debt securities	168,620,390	174,123,609
Equity securities	168,097,909	191,994,855
Total investments in securities of affiliates	336,718,299	366,118,464

Total investments	1,071,912,251	1,136,646,522

Cash and cash equivalents (Note 2)		239,475,089
Receivable for investment securities sold		19,378,055
Accrued interest income on securities of unaffiliated issuers		24,762,329
Accrued interest income on securities of affiliates		4,446,284
Prepaid expenses and other assets		734,649
Deferred debt issuance costs		5,491,489
Total assets		1,430,934,417

Liabilities
Credit facility payable		436,000,000
Performance fees payable		9,696,309
Payable for investment securities purchased		5,306,171
Interest payable		2,471,269
Management and advisory fees payable		1,481,250
Director fees payable		56,750
Accrued expenses and other liabilities		1,260,422
Total liabilities		456,272,171

Preferred Stock
Auction rate money market preferred stock; $25,000/share liquidation preference;
9,520 shares authorized, issued and outstanding		238,000,000
Accumulated dividends on auction rate money market preferred stock		399,997
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding		-
Series Z; $500/share liquidation preference; 400 shares authorized, issued and
outstanding		200,000
Accumulated dividends on Series Z preferred stock		6,316
Total preferred stock		238,606,313

Net assets applicable to common shareholders		$736,055,933

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096 shares
issued and outstanding		$37
Paid-in capital in excess of par		677,870,042
Distributions in excess of net investment income		(31,168,647)
Accumulated net realized gain on investments		25,026,543
Accumulated net unrealized appreciation on investments		64,734,271
Accumulated dividends to preferred shareholders		(406,313)
Net assets applicable to common shareholders		$736,055,933

Common stock, NAV per share		$20,160.89

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (64.20%)
Bank Debt (44.80%) (1)
Diversified/Conglomerate Manufacturing (5.70%)
Revere Industries, LLC 2nd Lien Term Loan, LIBOR + 9%, due 6/14/11
(Acquired 12/14/05, Amortized Cost $42,196,000)	$42,196,000	$42,354,235	3.08%
Vitesse Semiconductor Corp. 1st Lien Term Loan,
LIBOR + 4% Cash + 5% PIK, due 6/7/10
(Acquired 6/7/06, Amortized Cost $36,569,733)	$36,569,733	36,021,187	2.62%
Total Diversified/Conglomerate Manufacturing		78,375,422

Diversified/Conglomerate Services (4.39%)
Online Resources Corp. Sr. Sec. Loan, LIBOR + 7%, due 6/26/11
(Acquired 7/3/06, Amortized Cost $59,777,448) (2)	$59,777,448	60,375,223	4.39%

Electronics (6.51%)
Isola USA Corp. Senior Notes, LIBOR + 8%, due 4/21/10
(Acquired 4/21/06, Amortized Cost $87,908,012)	$87,908,012	89,666,172	6.51%

Personal Transportation (8.45%)
Delta Airlines, Inc. DIP Term Loan C, LIBOR + 7.5%, due 3/16/08
(Acquired 9/23/05, Amortized Cost $55,417,211)	$56,261,128	57,920,831	4.21%
(Acquired 10/7/05, Amortized Cost $6,927,151)	$7,032,641	7,240,104	0.53%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 10/15/12
(Restated and Amended 1/18/06, Amortized Cost $30,390,530)	$30,644,449	30,184,782	2.20%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 7/15/13
(Restated and Amended 1/18/06, Amortized Cost $15,648,009)	$15,782,798	15,598,949	1.13%
Northwest Airlines, Inc. 1st Preferred Mortgage, 9.85%, due 12/15/13
(Restated and Amended 1/18/06, Amortized Cost $5,279,011)	$5,324,483	5,262,460	0.38%
Total Personal Transportation		116,207,126

Printing/Publishing (2.39%)
Weekly Reader Corp. Tranche B Term Loan,
LIBOR + 8.5% Cash + 1% PIK, due 7/22/09
(Acquired 7/22/05, Amortized Cost $31,970,782)	$31,970,782	32,929,905	2.39%

Telecommunications (12.84%)
Eicon Networks Corporation, Sr. Sec. Note, LIBOR + 8%, due 3/28/12
(Acquired 9/28/06, Amortized Cost $45,712,166) (2)	$45,712,166	45,712,166	3.32%
Enterasys Network Distribution Ltd. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $6,399,703) - (Ireland) (2)	$6,530,309	6,758,870	0.49%
Enterasys Networks, Inc. Sr. Sec. Note, LIBOR + 9%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $28,060,237) (2)	$28,632,895	29,635,046	2.16%
Gores Ent Holdings, Inc. Sr. Sec. Note, LIBOR + 9.166%, due 2/22/11
(Acquired 3/1/06, Amortized Cost $24,269,566) (2)	$27,638,279	27,638,279	2.01%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan,
LIBOR + 7% Cash + 4% PIK, due 7/31/12
(Acquired 7/31/06, Amortized Cost $28,807,146)	$30,292,327	32,109,866	2.33%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Debt Securities (continued)
Telecommunications (continued)
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan,
LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07
(Acquired 6/6/06, Amortized Cost $33,565,297)	$33,850,620	$34,120,616	2.48%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan,
LIBOR + 5% Cash + 4.5% PIK, due 8/15/11
(Acquired 8/16/06, Amortized Cost $0)	$38,348,627	671,101	0.05%
Total Telecommunications		176,645,944

Utilities (4.52%)
Hawkeye Renewables, LLC 2nd Lien Term Loan, LIBOR + 7.25%, due 6/30/13
(Acquired 7/18/06, Cost $26,055,935)	$26,724,036	26,623,821	1.93%
La Paloma Generating Co. Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $6,016,600) (3)	$34,463,939	3,336,703	0.24%
Mach Gen, LLC Bank Debt
(Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $27,573,196) (3)	$23,908,470	32,276,434	2.35%
Total Utilities		62,236,958

Corporate Debt Securities (19.40%)
Containers, Packaging and Glass (8.21%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$32,812,000	32,155,760	2.34%
Pliant Corp. Notes, 13%, due 7/15/10	$599,000	419,300	0.03%
Radnor Holdings Senior Secured Tranche A Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $64,633,585) (5)	$65,122,000	62,842,730	4.56%
Radnor Holdings Senior Secured Tranche B Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 12/1/05, Amortized Cost $1,675,340) (5)	$1,688,000	1,628,920	0.12%
Radnor Holdings Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09
(Acquired 4/4/06, Amortized Cost $16,144,412) (5)	$16,527,000	15,948,555	1.16%
Total Containers, Packaging and Glass		112,995,265

Diversified/Conglomerate Manufacturing (0.29%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$3,940,000	4,004,025	0.29%

Leisure, Amusement, Motion Pictures and Entertainment (3.24%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$50,475,000	44,544,188	3.24%

Printing/Publishing (1.88%)
Phoenix Color Corp. Senior Subordinated Notes, 11%, due 2/1/09	$26,969,000	25,890,240	1.88%

Utilities (2.98%)
Calpine Generating Co. Secured Floating Rate Notes, LIBOR + 9%, due 4/1/11	$38,324,000	41,006,680	2.98%

Miscellaneous Securities (2.80%) (4)	$73,503,000	38,526,590	2.80%

Total Debt Securities (cost $853,750,743)		883,403,738

Equity Securities (18.40%)
Automobiles (4.38%)
EaglePicher Holdings Inc. Common Stock	2,561,000	60,234,720	4.38%
(Acquired 3/9/05, Amortized Cost $47,302,876) (2), (3), (5), (6)

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Security	Shares	Value	Investments

Equity and Equity Related Securities (continued)
Containers, Packaging and Glass (0.15%)
Pliant Corporation Common Stock (3)	515	$515	0.00%
Pliant Corporation 13% Preferred Stock	4,546,000	2,054,315	0.15%
Radnor Holdings Series A Convertible Preferred Stock
(Acquired 10/27/05, Cost $16,977,271) (3), (5)	18,656,037	–	0.00%
Radnor Holdings Common Stock
(Acquired 7/31/06, Cost $141,356) (3), (5)	70	–	0.00%
Radnor Holdings Non-Voting Common Stock
(Acquired 7/31/06, Cost $1,489,840) (3), (5)	724	–	0.00%
Radnor Holdings Warrants for Common Stock
(Acquired 10/27/05, Cost $594) (3), (5)	1	–	0.00%
Radnor Holdings Warrants for Non-Voting Common Stock
(Acquired 10/27/05, Cost $594) (3), (5)	1	–	0.00%
Total Containers, Packaging and Glass		2,054,830

Diversified/Conglomerate Manufacturing (4.38%)
International Wire Group, Inc. Common Stock (2), (3), (5), (6)	637,171	11,469,078	0.83%
Lawson Software, Inc. Common Stock (3)	6,743,241	48,888,497	3.55%
Total Diversified/Conglomerate Manufacturing		60,357,575

Diversified/Conglomerate Service (3.83%)
Online Resources Corp. Series A-1 Convertible Preferred Stock	52,744,807	52,744,807	3.83%
(Acquired 7/3/06, Cost $52,744,807) (2), (3), (5), (6)

Electronics (0.23%)
TPG Hattrick Holdco, LLC Common Units
(Acquired 4/21/06, Cost $2,813,056) (3), (5)	2,296,747	3,146,543	0.23%

Leisure, Amusement, Motion Pictures and Entertainment (0.04%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $1,211,711) (3), (5), (7)	551,781	624,892	0.04%

Retailers (2.43%)
Jo-Ann Stores, Inc. Common Stock (2), (3), (6)	1,996,147	33,375,578	2.43%

Telecommunications (2.55%)
Eicon Networks Corporation, Class A Convertible Preferred Shares
(Acquired 9/28/06, Cost $7,032,638) (2), (3), (5), (6)	7,197,769	7,032,638	0.51%
Gores Ent Holdings, Inc. Series A Convertible Preferred Stock
(Acquired 3/1/06, Cost $21,590,208) (2), (3), (5), (6)	21,590.208	23,533,327	1.71%
Gores Ent Holdings, Inc. Series B Convertible Preferred Stock
(Acquired 3/1/06, Cost $2,815,947) (2), (3), (5), (6)	3,190.006	3,604,707	0.26%
Integra Telecom, Inc. Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $907,054) (3), (5)	2,712,204	907,054	0.07%
Total Telecommunications		35,077,726

Utilities (0.41%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	1,833	–	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	7,188	–	0.00%

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Equity and Equity Related Securities (continued)
Utilities (continued)
THL Hawkeye Equity Investors, L.P. Interest
(Acquired 7/25/06, Cost $5,626,113) (3), (5)	5,626,113	$5,626,113	0.41%
Total Utilities		5,626,113

Total Equity Securities (cost $218,161,508)		253,242,784

Total Investments in Securities (cost $1,071,912,251)		1,136,646,522

Cash and Cash Equivalents (17.40%)
Bear Stearns Commercial Paper, 5.36%, due 10/2/06	$30,000,000	29,736,467	2.16%
Bear Stearns Commercial Paper, 5.37%, due 10/16/06	$15,000,000	14,836,663	1.08%
GECC Commercial Paper, 5.35%, due 11/1/06	$43,000,000	42,424,875	3.08%
Toyota Motor Credit Commercial Paper, 5.33%, due 10/2/06	$50,000,000	49,555,833	3.60%
UBS Finance Commercial Paper, 5.345%, due 11/3/06	$50,000,000	49,317,028	3.59%
Union Bank of California Commercial Paper, 5.25%, due 10/13/06	$50,000,000	49,730,208	3.61%
Wells Fargo Bank Overnight REPO	$426,919	426,919	0.03%
Cash Held on Account at Various Institutions	$3,447,096	3,447,096	0.25%
Total Cash and Cash Equivalents (9)		239,475,089

Total Cash and Investments in Securities		$1,376,121,611	100.00%

Notes to Statement of Investments:
(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3. On April 3, 2006, the Company owned $40,349,000 par of unrestricted Bally Total Fitness Holdings, Inc. 9.875% Senior Subordinated Notes, due 10/15/07, with a carrying value of $41,055,108.

(8)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(9)	Cash and cash equivalents includes $60 million segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $597,289,321 and $159,599,426, respectively. Aggregate purchases includes securities received as payment in kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of September 30, 2006 was $869,784,859, or 63.21% of total cash and investments of the Company.

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$64,100,213
Interest income from investments in affiliates	8,318,441
Income from original issue discount	198,605
Other income - non-affiliates	3,186,150
Other income - affiliates	3,081,954
Total interest and related investment income	78,885,363

Operating expenses
Performance fees (Notes 3 & 7)	16,137,392
Management and advisory fees	13,331,250
Interest expense	10,354,656
Credit enhancement fees	1,781,740
Amortization of deferred debt issuance costs	709,838
Commitment fees	501,731
Auction agent fees	409,758
Legal fees, professional fees and due diligence expenses	357,417
Insurance expense	314,987
Director fees	181,750
Other operating expenses	363,792
Total expenses	44,444,311

Net investment income	34,441,052

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	23,736,985
Investments in securities of affiliates	1,289,558
Net realized gain on investments	25,026,543

Net change in net unrealized gain on investments
Net unrealized appreciation, beginning of period	50,156,584
Net unrealized appreciation, end of period	64,734,271
Net change in unrealized gain on investments	14,577,687
Net realized and unrealized gain on investments	39,604,230

Distributions to preferred shareholders	(8,050,783)
Net change in reserve for distributions to preferred shareholders	(126,010)

Net increase in net assets applicable to common shareholders
resulting from operations	$65,868,489

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets (Unaudited)

	For the Nine
	Months Ended
	September 30, 2006	2005

Total common shareholder committed capital	$711,000,000	$711,000,000

Net assets applicable to common shareholders, beginning of period	$432,087,444	$235,307,573

Common shareholder contributions	284,400,000	177,750,000

Net investment income	34,441,052	2,761,194
Net realized gain on investments	25,026,543	6,299,013
Net change in unrealized gain on investments	14,577,687	32,921,023
Distributions to preferred shareholders from net investment income	(8,050,783)	(2,360,971)
Distributions to preferred shareholders from net realized gains
on investments	–	(1,060,747)
Net change in reserve for distributions to preferred shareholders	(126,010)	1,470,359
Net increase in net assets applicable to common shareholders resulting
from operations	65,868,489	40,029,871

Distributions to common shareholders from:
Net investment income	(46,300,000)	(8,159,139)
Net realized gains on investments	–	(5,238,266)
Returns of capital	–	(7,602,595)
Total distributions to common shareholders	(46,300,000)	(21,000,000)

Net assets applicable to common shareholders, end of period (including distributions in excess of net investment income of $31,168,647 and
$11,258,916, respectively)	$736,055,933	$432,087,444

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2006

Operating activities
Net increase in net assets applicable to common shareholders	$65,868,489
resulting from operations
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(25,026,543)
Net change in unrealized appreciation on investments	(14,577,687)
Dividends paid to preferred shareholders	8,050,783
Increase in reserve for dividends to preferred shareholders	126,010
Income from original issue discount	(198,605)
Income from paid in-kind capitalization and other non-cash income	(2,687,991)
Amortization of deferred debt issuance costs	709,838
Changes in assets and liabilities:
Purchases of investment securities	(597,289,321)
Proceeds from sales, maturities and paydowns of investment securities	159,599,426
Decrease in receivable for investment securities purchased	11,875,000
Increase in receivable for investment securities sold	(19,378,055)
Increase in prepaid expenses and other assets	(412,447)
Increase in accrued interest income on securities of unaffiliated issuers	(14,577,311)
Increase in accrued interest income on securities of affiliated issuers	(4,376,775)
Decrease in payable for investment securities purchased	(31,962,002)
Decrease in performance fees payable	(1,562,607)
Increase in directors fees payable	56,750
Increase in interest payable	2,340,009
Increase in accrued expenses and other liabilities	262,167
Net cash used in operating activities	(463,160,872)

Financing activities
Proceeds from draws on credit facility	340,000,000
Principal repayments on credit facility	(119,000,000)
Proceeds from issuance of common shares	284,400,000
Proceeds from issuance of auction rate money market preferred shares	82,900,000
Dividends paid to common shareholders	(46,300,000)
Dividends paid to auction rate money market preferred shareholders	(8,050,783)
Net cash provided by financing activities	533,949,217

Net increase in cash and cash equivalents	70,788,345
Cash and cash equivalents at beginning of period	168,686,744
Cash and cash equivalents at end of period	$239,475,089

See accompanying notes.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2006

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. The Company, TCP, Tennenbaum & Co., and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of three persons, two of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors. The remaining directors of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

Total maximum capitalization of the Company is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of Auction Rate Money Market Preferred Shares (“APS”), $473 million under a Senior Secured Revolving Credit Facility (the “Senior Facility”), $200,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7). The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

Company. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Company incurred in connection with its organization and capitalization. At September 30, 2006, there was $436 million outstanding under the Senior Facility.

Credit enhancement with respect to the APS and Senior Facility is provided by a AAA/Aaa rated monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer. Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility. The cost of the surety polices is 0.20% for unutilized portions of the Money Market preferred shares and the Senior Facility, and 0.40% for the outstanding portions of those sources of capital.

The Company will liquidate and distribute its assets and will be dissolved at July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests. However, the Operating Agreement will prohibit the liquidation of the Company prior to July 13, 2014 if the APS are not redeemed in full prior to such liquidation.

Investor Capital

Investors have committed to purchase $711 million of the Company’s common shares over a two-year period on dates specified by the Company. As of September 30, 2006, the Company has called and received common shareholder contributions as follows:

Call Date	Share Issuance Date	Percent of Commitment
July 13, 2004	July 13, 2004	20%
November 15, 2004	November 15, 2004	15%
March 18, 2005	April 29, 2005	10%
October 28, 2005	November 30, 2005	15%
February 21, 2006	March 14, 2006	15%
May 22, 2006	July 5, 2006	25%

Auction Rate Money Market Preferred Capital
At September 30, 2006, the Company had 9,520 shares of APS issued and outstanding with a liquidation preference of $25,000 per share (plus an amount equal to accumulated

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

1. Organization and Nature of Operations (continued)

but unpaid dividends upon liquidation). The APS are redeemable at the option of the Company, subject to certain limitations. Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act. As of September 30, 2006, the Company was in full compliance with such requirements.

The auction agent receives a fee from the Company for its services in connection with auctions of APS and compensates broker-dealers at an annual rate of 0.25% of the purchase price of the shares of the APS that are issued and outstanding. The Company entered into an agreement with a major broker-dealer to underwrite initial issuances of the APS for a two-year period based on an agreed-upon drawdown schedule and subject to certain criteria.

The Company has received the entire $238 million in anticipated capitalization from issuance of the APS as follows:

Date	Shares Issued	Proceeds (millions)
July 13, 2004	1,500	$37.5
October 20, 2004	1,400	$35.0
June 21, 2005	1,384	$34.6
October 3, 2005	1,920	$48.0
March 14, 2006	3,316	$82.9

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager, the financial results of the Company included herein contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2006, the results of its operations and cash flows for the nine months ended September 30, 2006, and the changes in net assets for the nine months ended September 30, 2006 and for the year ended December 31, 2005. The following is a summary of the significant accounting policies of the Company.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the APS. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At September 30, 2006, all but 4.74% of the investments of the Company were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)	for semi-liquid investment positions with a value of $35 million or greater but less than $70 million, the most recent quote provided by an approved investment banking firm;

b)	for semi-liquid investment positions with a value greater than $70 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $35 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Company.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Company’s assets, the Investment Manager will utilize external

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Company. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Company in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days. Cash equivalents of $59,989,494 at September 30, 2006 were segregated at the Company’s custodian to collateralize certain unfunded commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Investments in Restricted Securities

The Company may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Company may invest in securities traded in foreign countries and denominated in foreign currencies. At September 30, 2006, the Company did not hold any investments denominated in foreign currencies.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Debt Issuance Costs

Costs of $7.6 million were incurred in connection with placing the Company’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Company’s operations.

Equity Placement and Offering Costs

Placement costs for the Company’s common equity and APS capital were $14.0 million and $3.6 million, respectively. Offering costs totaled $1.0 million. These costs were charged to paid-in capital at the inception of the Company in 2004.

Organization Costs

Organization costs of $2.8 million were incurred in connection with the formation of the Company and expensed to operations at the inception of the Company in 2004.

Purchase Discounts

The majority of the Fund’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Company considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

 2. Summary of Significant Accounting Policies (continued)

discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Shareholders

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based upon estimated taxable earnings. Net realized capital gains are distributed at least annually. The Company declared distributions of $46,300,000 to common shareholders during the nine months ended September 30, 2006, and has distributed $70,800,000 to common shareholders since inception.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for permanent book and tax differences. These adjustments are primarily due to returns of capital and differing book and tax treatments for short-term realized gains and have no impact on net assets or the results of operations.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2. Summary of Significant Accounting Policies (continued)

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at September 30, 2006 were as follows:

Unrealized appreciation	$92,276,415
Unrealized depreciation	(27,542,144)
Net unrealized appreciation	64,734,271

Cost	$1,071,912,251

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company beginning January 1, 2007. At this time, the Company is assessing the potential impact of FIN 48 on the financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1,

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

2008. At this time, the Company is assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

As set forth in the Investment Management Agreement, distributions made to common shareholders and performance fees paid to the Investment Manager with respect to any accounting period are determined as follows:

a)
First, 100% to the common shareholders based on their respective proportionate capital contributions as of the end of such accounting period until the amount distributed to each common shareholder, together with amounts previously distributed to such shareholder, equals an 8% annual weighted-average return on undistributed capital attributable to the common shares;

b)
Then, 100% to the Investment Manager as a performance fee until the cumulative amount of such fees equals 25% of all amounts previously distributed to the common shareholders pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the common shareholders based on their proportionate capital contributions as of the end of such accounting period and (ii) 20% to the Investment Manager as a performance fee.

The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Performance fees payable to the Investment Manager are accrued in accordance with the manner used to determine distributions as specified above. As of September 30, 2006, the Company’s cumulative annual return exceeded the 8% threshold, and the Investment Manager had accrued $9,696,309 in unpaid performance fees. A liability for this amount is reflected in the accompanying financial statements. During the nine months ended September 30, 2006, the Company paid $17,700,000 in performance fees to the Investment Manager.

APS dividend rates are determined by auction at periodic intervals and were 5.32% per annum as of September 30, 2006.

The Series Z share dividend rate is fixed at 4% per annum.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.25% of the sum of the total common commitments, APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and by the amount of APS when less than $1 million in liquidation value of preferred stock is outstanding. For purposes of computing the management fee, total committed capital is $1.422 billion, consisting of $711 million of capital committed by investors to purchase the Company’s common shares, $238 million of APS and $473 million of debt. In addition, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $473 million (“Total Maximum Commitment”), subject to certain draw down criteria. Amounts drawn under the Senior Facility may be repaid, in whole or in part, at the election of the Company, and redrawn subject to the draw down criteria. The Senior Facility matures July 13, 2012, subject to extension by the lenders at the request of the Company for one 12-month period. Amounts outstanding under the Senior Facility at September 30, 2006 totaled $436 million. As of September 30, 2006 interest payable on amounts outstanding under the Senior Facility was $2,471,269. During the nine months ended September 30, 2006, daily weighted-average debt outstanding was $247,637,363. The weighted-average interest rate on debt outstanding during the nine months ended September 30, 2006 was 5.59%. Interest payments made under the Senior Facility totaled $8,014,647 for the nine months ended September 30, 2006.

Advances under the Senior Facility bear interest, at the issuer’s option, at either (i) the Eurodollar Rate or Commercial Paper Rate for interest periods of one, two, three, or six months plus 0.43% per annum; or (ii) the higher of (x) the “Prime Rate” plus 0.43% per annum and (y) the “Federal Funds Effective Rate,” plus 0.50% per annum. Additionally, advances under the swingline facility will bear interest at the LIBOR Market Index Rate

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

5. Senior Secured Revolving Credit Facility (continued)

plus 0.43% per annum. Interest payments vary from monthly to quarterly based on the nature of the advance.

In addition to amounts due on outstanding debt, the Senior Facility accrues fees of 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter, on the difference between the Total Maximum Commitment and the outstanding balance on the Senior Facility, provided that certain minimum borrowing amounts are achieved based on the table below. In the event the minimum borrowing amounts are not met or exceeded during the respective fee periods, the fees will accrue at 0.43% per annum on the Minimum Borrowing Amount as defined in the table below, in addition to 0.20% per annum for the first 550 days following the inception of the Company, and 0.30% thereafter on the difference between the Total Maximum Commitment and the Minimum Borrowing Amount.

Period	Minimum Borrowing Amount
From Closing Date to End of Month 10 following the Closing Date	0% of Total Maximum Commitment

From Beginning of Month 11 to End of Month 15 following the Closing Date	15% of Total Maximum Commitment

From Beginning of Month 16 to End of Month 20 following the Closing Date	30% of Total Maximum Commitment

From Beginning of Month 21 to End of Month 24 following the Closing Date	40% of Total Maximum Commitment

From Beginning of Month 25 to Maturity	75% of Total Maximum Commitment

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

7. Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 400 Series Z preferred shares authorized, issued and outstanding as of September 30, 2006.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. On May 9, 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 400 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of liquidation preference. The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation, and vote with the APS as a single class. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Common Shareholders’ Capital

The Company received $284,400,000 and $177,750,000 upon issuance of 14,101 shares and 9,345 shares of common stock during the nine months ended September 30, 2006 and the year ended December 31, 2005, respectively.

9. Indemnifications

The Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

10. Financial Highlights

	Nine Months Ended
	September 30, 2006	2005	2004(1)

Per Common Share(2)
Net asset value, beginning of period	$ 19,282.86	$ 18,013.01	$ 17,382.68

Investment operations
Net investment income (loss) (3)	1,026.18	126.46	(1,009.58)
Net realized and unrealized gain	1,495.52	2,233.97	2,092.16
Distributions to preferred shareholders from:
Net investment income	(257.74)	(132.75)	–
Realized gains	–	(59.64)	–
Returns of capital	–	–	(50.38)
Net change in reserve for potential distributions to preferred
shareholders	(4.61)	125.73	(133.94)
Total from investment operations	2,259.35	2,293.77	898.26

Distributions to common shareholders from:
Net investment income	(1,381.32)	(397.82)	(267.93)
Net realized gains on investments	–	(255.41)	–
Returns of capital	–	(370.69)	–
Total distributions to common shareholders	(1,381.32)	(1,023.92)	(267.93)

Net asset value, end of period	$ 20,160.89	$ 19,282.86	$ 18,013.01

Period return on invested assets (4), (5)	14.4%	19.8%	14.1%

Gross return to common shareholders (4)	15.7%	14.3%	2.7%
Less: performance fee (4)	3.3%	2.9%	0.8%
Period return to common shareholders (4), (6)	12.4%	11.4%	1.9%

Ratios and Supplemental Data:
Ending net assets applicable to common
shareholders	$ 736,055,933	$ 432,087,444	$ 235,307,574
Net investment income (loss) / average
common shareholder equity (7), (8)	7.4%	0.9%	(8.7%)

Expenses / average common equity (7)
Operating expenses (8)	6.1%	8.3%	17.3%
Performance fees	3.5%	3.6%	–
Total expenses / average common equity	9.6%	11.9%	17.3%

Portfolio turnover rate (4)	18.7%	31.6%	17.8%
Weighted-average debt outstanding	$ 247,637,363	$ 57,356,164	$ 7,389,535
Weighted-average interest rate	5.6%	4.2%	2.4%
Weighted-average number of shares	30,973	17,097	8,737
Average debt per share	$ 7,995.27	$ 3,354.75	$ 845.77

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)(Continued)

September 30, 2006

10. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of September 30, 2006:
Return on common equity (6)	11.7%
Return on invested assets (5)	22.3%
Internal rate of return (9)	11.9%

Notes to Financial Highlights:

(1)	The first year of fund operations, 2004, was a partial year. The Fund commenced operations on July 13, 2004.

(2)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(3)	Includes accrual of performance fee. See Notes 3 and 7, above.

(4)	Not annualized for periods of less than one year.

(5)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(6)
Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(7)	Annualized for periods of less than one year.

(8)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in earlier periods, and net investment income to average net assets is reduced, due to the Company’s relatively smaller capital base while the Company is ramping up.

(9)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced in earlier periods due to the equity placement and offering costs that were charged to paid-in capital and the organizational costs that were expensed at the inception of the fund.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

September 30, 2006